SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): June 3, 1999

                          WinStar Communications, Inc.
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             (Exact name of registrant as specified in its charter)

   Delaware                           1-10726                     13-3585278
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(State or other                     (Commission               (I.R.S. Employer
jurisdiction of                     File Number)             Identification No.)
incorporation)


   230 Park Avenue, New York, New York                                10169
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(Address of principal executive offices)                            (Zip Code)


Registrants telephone number,
including area code:                                             (212) 687-7577
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                                      None
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         (Former name or former address, if changed since last report.)




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                                        2



Item 5.  Other Events.

         The Board of Directors of WinStar Communications, Inc. (the "Company"), acting pursuant to unanimous written consent, have approved an amendment (the "Amendment") to the Rights Agreement dated as of July 2, 1997 (the "Rights Agreement") by and between the Company and Continental Stock Transfer and Trust Company, as Rights Agent (the "Rights Agent"). The Rights were previously registered with the Securities and Exchange Commission on Form 8-A on July 2, 1997. The Amendment was adopted to eliminate all "continuing director" provisions from the Rights Agreement and to amend or remove certain related provisions.

         A complete copy of the Amendment is attached hereto as Exhibit 4.2 and is incorporated herein by reference. A copy of the Rights Agreement is incorporated herein by reference to Exhibit 4 to the Company's Registration Statement on Form 8-A filed with the Securities and Exchange Commission on July 2, 1997.

Item 7.  Exhibits

  4.1 Rights Agreement dated as of July 2, 1997 (the "Rights Agreement") as filed as an Exhibit to Form 8-A filed by the Registrant on July 2, 1997 is incorporated herein by reference.

  4.2 Amendment to the Rights Agreement dated as of June 3, 1999 between WinStar Communications, Inc. and Continental Stock Transfer and Trust Company, as Rights Agent.

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                             WINSTAR COMMUNICATIONS, INC.



                                             By  /s/ Timothy R. Graham
                                                 ---------------------------
                                                 Timothy R. Graham
                                                 Executive Vice President



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                                  EXHIBIT INDEX
                                  -------------

Exhibit
  No.                   Description
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  4.1         Rights Agreement dated as of July 2, 1997 (the "Rights Agreement")
              as filed as an Exhibit to Form 8-A filed by the Registrant on July 2, 1997 is incorporated herein by reference.

  4.2 Amendment to the Rights Agreement dated as of June 3, 1999 between WinStar Communications, Inc. and Continental Stock Transfer and Trust Company, as Rights Agent.